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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)

          Delaware                  000-24389                36-4169320
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 29, 2005, the Company entered into an employment agreement with Mr. John Valcke, its President and Chief Operating Officer, effective as of January 1, 2005. This agreement replaces the previous agreement between the Company and Mr. Valcke dated as of November 20, 2002. The term of the agreement commences as of January 1, 2005 and continues until terminated as provided in the agreement. Under the agreement, Mr. Valcke is to be paid an initial base salary of EURO 260,000 and incentive compensation of EURO 75,000. The Company has the right to terminate Mr. Valcke's employment for any reason with or without cause. However, if Mr. Valcke is terminated by the Company without Cause (as defined in the agreement), or if Mr. Valcke terminates his employment with Good Reason (as defined in the agreement), Mr. Valcke will be entitled to receive his base salary and incentive compensation then in effect for 24 months from the date of termination. If the Company terminates Mr. Valcke other than for Cause following the occurrence of a Change in Control, or if Mr. Valcke terminates his employment for Good Reason in the event of a Change in Control, Mr. Valcke will also be entitled to receive his base salary and incentive compensation then in effect for 24 months from the date of termination. In the event that Mr. Valcke's employment is terminated either by the Company or by Mr. Valcke, a non-compete period described in the agreement will commence. A copy of the employment agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this Current Report on Form 8-K:

(c)    Exhibit No.     Description
       10.1            Employment Agreement by and between VASCO Data Security
                       International, Inc. and Jan Valcke effective as of January 1, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2005           VASCO Data Security International, Inc.
                              --------------------------------------------------
                              (Registrant)

                              By: /s/Clifford K. Bown
                              ---------------------------
                              Clifford K. Bown
                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------
10.1              Employment Agreement by and between VASCO Data Security
                  International, Inc. and Jan Valcke effective as of January 1,
                  2005.